UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K/A
      Amendment Number One and Restatement of:


                           CURRENT REPORT

           Pursuant to Section 13 or 15(d) of
           the Securities Exchange Act of 1934



                   June 30, 1998
-------------------------------------------------
          Date of Report (Date of earliest event
reported)



          Harnischfeger Industries, Inc.
-------------------------------------------
(Exact name of registrant as specified in its charter)



   Delaware         1-9299             39-1566457
--------------------------------------------------
(State or other   (Commission      IRS Employer
 jurisdiction of  File Number)  Identification No.
 incorporation)



3600 South Lake Drive, St. Francis, Wisconsin
-------------------------------------------------
 (Address of principal executive offices)

53235-3716
----------
Zip Code

                  (414) 486-6400
------------------------------------------------
(Registrant's telephone number, including area
code)
--------------------------------------------
(Former name or former address, if changed since last report)


Item 5.   Other Events

          On March 30, 1998, Harnischfeger
          Industries, Inc. (the "Company")
          completed the sale of approximately 80%
          of the common stock of the Company's P&H
          Material Handling ("Material
          Handling")business, a leading supplier
          of through-the-air cranes, hoists and
          dock-side cranes for industrial and
          shipyard settings, to Chartwell
          Investments, Inc.  The Company will
          retain approximately 11% of the
          outstanding voting securities and will
          hold one of eight Board of Directors
          seats of Material Handling.

          Included in this Amended and Restated
          Form 8-K/A are 1997 and first quarter
          1998 Quarterly Income Statements and
          1997 and first quarter 1998 selected
          Quarterly Segment Information, all
          restated to reflect Material Handling as a discontinued operation and to reflect the restatement discussed in the following paragraph.

          During the second quarter of fiscal
          1998, the Company identified at its
          Beloit Corporation subsidiary additional contract costs of approximately $155,000 related to four large ongoing Indonesian projects with total contract values aggregating approximately $600,000. At the direction of the Company's Board of Directors, a special review was undertaken to assess the reasonableness of the revised cost estimates and the related financial reporting implications. Based upon the Company's internal review and the results of the special review, it was determined that $27,600 and $82,000 of the approximate
          $155,000 in additional contract costs
          more appropriately related to fiscal
          1997 and the first quarter of fiscal
          1998, respectively.  As such, the fiscal
          1997 financial statements and the first
          quarter of fiscal 1998 financial
          statements were restated to reflect
          these changes.

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                            1997
                           ---------------------------------
                                              6 Months
                           1st QTR        2nd QTR          Y-T-D
                          --------       --------      ---------
Revenues

  Net Sales                    $619,429       $697,506      $1,316,935
  Other Income                    7,384         12,190         19,574
                           -------        -------      ---------
                           626,813        709,696      1,336,509

  Cost of Sales                 466,845        531,982        998,827
  Product Development,
    Selling and
    Administrative
    Expenses                     99,664         96,796        196,460
                           -------        -------      ---------
     Operating Income (Loss)          60,304         80,918        141,222

  Interest Expense-Net               (16,276)       (17,736)       (34,012)
                           -------        -------      ---------
    Income (Loss)
      from Continuing
      Operations before
      (Provision) Benefit
      for Income Taxes
      and Minority Interest           44,028         63,182        107,210

  (Provision) Benefit
     for Income Taxes           (15,409)       (22,093)       (37,502)
  Minority Interest              (2,287)        (2,961)        (5,248)
                           -------        -------      ---------
   Income (Loss) from
     Continuing Operations       26,332         38,128         64,460

  Income from Discontinued
    Operation, net of
    applicable income taxes            4,526          6,843         11,369
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                 -         -         -
                           -------        -------      ---------
Net Income (Loss)                   $ 30,858       $ 44,971      $   75,829
                           =======        =======      =========

EPS-Basic
  Income (Loss) from
    continuing operations         $0.55          $0.80          $1.35
  Income from discontinued
    operation                 0.10      0.14      0.24
  Extraordinary loss on
    retirement of debt                -         -         -
                         ----      ----      ----
Net Income (Loss) Per
   Common Share                   $0.65          $0.94          $1.59
                         ====      ====      ====

Shares Outstanding- Basic        47,720         47,937         47,828
                            ======         ======         ======
EPS-Diluted
  Income (Loss) from
    continuing operations         $0.55          $0.79          $1.34
  Income from discontinued
    operation                 0.09      0.14      0.23
  Extraordinary loss on
    retirement of debt                -         -         -
                         ----      ----      ----
Net Income (Loss) Per
    Common Share                  $0.64          $0.93          $1.57
                         ====      ====      ====

Shares Outstanding- Diluted           48,258         48,407         48,333
                            ======         ======         ======

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                          1997
                           --------------------------------
                                    9 Months
                           3rd QTR          Y-T-D        4th QTR
                          --------       --------      ---------
Revenues

  Net Sales                    $704,212      $2,021,147      $714,041
  Other Income                    5,417         24,991          2,190
                           -------      ---------        -------
                           709,629      2,046,138        716,231

  Cost of Sales                 540,222      1,539,049        568,898
  Product Development,
    Selling and
    Administrative
    Expenses                    102,821        299,281        101,868
                           -------      ---------        -------
     Operating Income (Loss)          66,586        207,808         45,465

  Interest Expense-Net               (18,444)       (52,456)       (19,689)
                          --------      ---------        -------
    Income (Loss) from
      Continuing
      Operations before
      (Provision) Benefit
      for Income Taxes
      and Minority Interest           48,142        155,352         25,776

  (Provision) Benefit for
     Income Taxes                    (15,315)       (52,817)        (8,738)
  Minority Interest              (2,755)        (8,003)         1,647
                          --------      ---------        -------
   Income (Loss) from
     Continuing Operations       30,072         94,532         18,685

  Income from Discontinued
    Operation, net of
    applicable income taxes            5,818         17,187          7,876
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                 -         -        (12,999)
                           -------       --------        -------
Net Income (Loss)                   $ 35,890      $ 111,719       $ 13,562
                           =======       ========        =======

EPS-Basic
  Income (Loss) from
    continuing
    operations                    $0.63          $1.98          $0.38
  Income from discontinued
    operation                 0.12      0.36      0.17
  Extraordinary loss on
    retirement of debt                -         -          (0.27)
                         ----      ----          -----
Net Income (Loss) Per
    Common Share                  $0.75          $2.34          $0.28
                         ====      ====          =====

Shares Outstanding- Basic        47,972         47,876         47,679
                            ======         ======         ======
EPS-Diluted

  Income (Loss) from
    continuing
    operations                    $0.62          $1.96          $0.38
  Income from discontinued
    operation                 0.12      0.35      0.17
  Extraordinary loss on
    retirement of debt                -         -          (0.27)
                         ----      ----          -----
Net Income (Loss) Per
    Common Share                  $0.74          $2.31          $0.28
                         ====      ====          =====

Shares Outstanding- Diluted           48,377         48,347         48,003
                            ======         ======         ======



HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                  1997                     1998
                              -----------    ----------
                              12 Months
                                  Y-T-D        1st QTR
                              ---------       ---------
Revenues
  Net Sales                        $2,735,188      $557,844
  Other Income                        27,181         10,010
                              ---------        -------
                              2,762,369        567,854

  Cost of Sales                    2,107,947        504,600
  Product Development,
    Selling and
    Administrative
    Expenses                         401,149         97,837
                              ---------        --------
     Operating Income (Loss)              253,273        (34,583)

  Interest Expense-Net                    (72,145)       (18,295)
                              ---------        --------
    Income (Loss) from
      Continuing
      Operations before
      (Provision) Benefit
      for Income Taxes and
      Minority Interest                   181,128        (52,878)

  (Provision) Benefit for
     Income Taxes                         (61,555)        17,983
  Minority Interest                   (6,356)         9,924
                              ---------        --------
   Income (Loss) from
     Continuing
     Operations                      113,217        (24,971)

  Income from Discontinued
    Operation, net of
    applicable income taxes                25,063          3,404
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                     (12,999)        -
                              ---------        --------
Net Income (Loss)                       $  125,281     $ (21,567)
                              =========        ========

EPS-Basic

  Income (Loss) from
    continuing
    operations                         $2.36         $(0.53)
  Income from discontinued
    operation                      0.53      0.07
  Extraordinary loss on
    retirement of debt                      (0.27)        -
                                  -----          -----
Net Income (Loss) Per
    Common Share                       $2.62         $(0.46)
                                  =====          =====

Shares Outstanding- Basic             47,827         46,742
                                 ======         ======
EPS-Diluted

  Income (Loss) from continuing
    operations                         $2.34        $(0.53)
  Income from discontinued
    operation                      0.52      0.07
  Extraordinary loss on
    retirement of debt                      (0.27)        -
                                  -----          -----
Net Income (Loss) Per
    Common Share                       $2.59         $(0.46)
                                  =====          =====

Shares Outstanding- Diluted                48,261         46,742
                                 ======         ======
/TABLE

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                            1997
                                                  ---------------------------------
                                                   6 Months
NET SALES                            1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $350,454       $365,392       $715,846
Pulp and Paper Machinery             268,975        332,114        601,089
                                -------        -------      ---------
    Total Continuing
     Operations                     $619,429       $697,506      $1,316,935
                                =======        =======      =========

Operating Income (Loss)                                      6 Months
                                1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $ 45,078       $ 57,057      $  102,135
Pulp and Paper Machinery              20,874         29,461         50,335
                                -------        -------      ---------
    Total Continuing
      Operations                      65,952         86,518        152,470

Corporate                             (5,648)        (5,600)       (11,248)
                                -------        -------      ---------
    Operating Income (Loss)              $ 60,304       $ 80,918      $ 141,222
                                =======        =======      =========

ORDERS BOOKED                                           6 Months
                                1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $378,417       $365,972       $744,389
Pulp and Paper Machinery             403,042        402,049        805,091
                                -------        -------      ---------
    Total Continuing
      Operations                    $781,459       $768,021      $1,549,480
                                =======        =======      =========

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                                                        1997
                                                  --------------------------------
                                         9 Months
NET SALES                            3rd QTR          Y-T-D        4th QTR
                                -------      ---------        -------
Mining Equipment                    $329,204      $1,045,050      $422,291
Pulp and Paper Machinery             375,008        976,097        291,750
                                -------      ---------        -------
    Total Continuing
     Operations                     $704,212      $2,021,147      $714,041
                                =======      =========        =======

Operating Income (Loss)                            9 Months
                                3RD QTR          Y-T-D        4TH QTR
                                -------       --------        -------
Mining Equipment                    $ 44,260      $  146,395      $ 55,408
Pulp and Paper Machinery              28,005         78,340         (1,855)
                                -------      ---------        -------
    Total Continuing
      Operations                      72,265        224,735         53,553

Corporate                             (5,679)       (16,927)        (8,088)
                                -------      ---------        -------
    Operating Income (Loss)              $ 66,586      $ 207,808       $ 45,465
                                =======      =========        =======

ORDERS BOOKED                                 9 Months
                                3RD QTR          Y-T-D        4TH QTR
                                -------      ---------       --------
Mining Equipment                    $292,210      $1,036,599      $353,562
Pulp and Paper Machinery             292,703      1,097,794        274,291
                                -------      ---------        -------
    Total Continuing
      Operations                    $584,913      $2,134,393      $627,853
                                =======      =========        =======


HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                                                             1997                 1998
                                        -----------     ---------
                                        12 Months
NET SALES                                     YTD        1st QTR
                                        ---------       --------

Mining Equipment                             $1,467,341      $321,122
Pulp and Paper Machinery                     1,267,847        236,722
                                        ---------        -------
    Total Continuing
     Operations                              $2,735,188      $557,844
                                        =========        =======

Operating Income (Loss)                           12 Months
                                         YTD        1st QTR
                                        ---------       --------
Mining Equipment                             $  201,803      $ 38,527
Pulp and Paper Machinery                        76,485        (67,493)
                                        ---------        -------
    Total Continuing
      Operations                               278,288        (28,966)

Corporate                                      (25,015)        (5,617)
                                        ---------        -------
    Operating Income (Loss)                       $ 253,273      $ (34,583)
                                        =========        =======

ORDERS BOOKED                                12 Months
                                         YTD        1st QTR
                                        ---------       --------
Mining Equipment                             $1,390,161      $303,340
Pulp and Paper Machinery                     1,372,085        303,376
                                        ---------        -------
    Total Continuing
      Operations                             $2,762,246      $606,716
                                        =========        =======

                     SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this amended and restated report to be signed on its behalf by the undersigned hereunto duly authorized.

                    HARNISCHFEGER INDUSTRIES, INC.
                            (Registrant)

June 30, 1998                                By /s/ James C. Benjamin
                                        ------------------------
                                        James C. Benjamin
                                        Vice President, Controller
                                        And Chief Accounting Officer